Exhibit 10.15
EXECUTION COPY
AMENDMENT NO. 1
to
REVOLVING CREDIT AND SECURITY AGREEMENT
          THIS AMENDMENT NO. 1 TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of November 25, 2008 by and among HIGHLAND DISTRESSED OPPORTUNITIES, INC. (the “Borrower”), LIBERTY STREET FUNDING LLC, as the Conduit Lender (the “Lender”), THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS NEW YORK AGENCY, as Secondary Lender (the “Secondary Lender”), and THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS NEW YORK AGENCY, as Agent (the “Agent”) under that certain Revolving Credit and Security Agreement dated as of June 27, 2008 by and among the Borrower, the Lender, the Secondary Lender and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
          WHEREAS, the Borrower, the Lender, the Secondary Lender and the Agent are parties to the Credit Agreement and have agreed to amend the Credit Agreement on the terms and conditions set forth herein; and
          WHEREAS, the Borrower and the Agent are parties to the Fee Letter and have agreed to amend the Fee Letter on the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
     1.1. The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Applicable Margin” means, with respect to the Eurodollar Rate, 3.00% per annum and with respect to the Alternate Base Rate, 2.50% per annum.
     1.2. The definition of “Asset Coverage Test” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom the figure “300%” to insert therefor the following figure: “350%”.
     1.3. The definition of “Borrowing Base Advance Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom the phrase “(d) in respect of Class A Loan Assets, 82.7%, (e) in respect of Class B Loan Assets, 76.6%, (f) in respect of Class C Loan Assets, 60.3%, (g) in respect of Class D Loan Assets, 50.5%, (h) in respect of any Bond Asset, Second Lien Loan Asset or Senior Unsecured Loan

Asset, the Borrowing Base Advance Rate determined according to Schedule I hereto,” and insert therefor the following phrase: “(d) in respect of Class A Loan Assets, 75.0%, (e) in respect of Class B Loan Assets, 69.0%, (f) in respect of Class C Loan Assets, 40.0%, (g) in respect of Class D Loan Assets, 30.0%, (h) in respect of any Bond Asset or Senior Unsecured Loan Asset, the Borrowing Base Advance Rate determined according to Schedule I hereto,”
     1.4. The definition of “Borrowing Base Excess Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended to (i) delete from clause (i) thereof the phrase “five percent (5%)” and insert therefor the phrase “four percent (4%)”, (ii) delete from clause (ii) thereof the phrase “twenty percent (20%)” and insert therefor the phrase “seventeen and one-half percent (17.5%)” and (iii) amend and restate clause (viii) thereof in its entirety as follows:
     (viii) the amount by which the aggregate Borrowing Base Adjusted Asset Value of all Borrowing Base Eligible Assets which constitute Participation Interests exceeds two and one-half percent (2.5%) of the aggregate Borrowing Base Adjusted Asset Value of all Borrowing Base Eligible Assets;
     1.5. The definition of “Eligible Loan Asset” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete from clause (iv) thereof the phrase: “, Second Lien Loan Asset”.
     1.6. The definition of “Secondary Lender Stated Expiration Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom the date “December 1, 2008” and to insert therefor the following date: “May 29, 2009”.
     1.7. The definition of “Total Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom the figure “$100,000,000” and to insert therefor the following figure: “$60,000,000”.
     1.8. Section 1.01 of the Credit Agreement is hereby amended to insert the following definition therein in the proper alphabetical location:
     “Participation Interest” means any Loan Asset that consists of a participation interest in a loan or other extension of credit.
     1.9. Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     On the terms and conditions hereinafter set forth, including without limitation, Sections 3.01 and 3.02, the Conduit Lender may, in its sole discretion, make Advances to the Borrower on any Borrowing Date from the date hereof to the Lender Termination Date. On the terms and conditions hereinafter set forth, including without limitation, Sections 3.01 and 3.02 and during the period from the date hereof to the Secondary Lender Termination Date, the Secondary Lenders shall make Advances to the Borrower, ratably in accordance with their respective Secondary Lender Commitments, to the extent the Conduit Lender has determined not to make such Advance. Under no circumstances shall the Conduit Lender or any Secondary Lender make any such Advance, to the extent that after giving effect to the making of such Advance the aggregate principal amount of all outstanding Advances would exceed the Total Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Advances.
     1.10. Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.
          2. Amendment to Fee Letter. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Fee Letter is hereby amended as follows:
     2.1. Paragraph 1 of the Fee Letter is hereby amended to delete therefrom the figure “0.30%” and to insert therefor the following figure: “0.75%”.
     2.2. Paragraph 2 of the Fee Letter is hereby amended to delete therefrom the figure “0.70%” and to insert therefor the following figure: “1.25%”.
          3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received:
(a)	duly executed counterparts of this Amendment from each of the Borrower, the Lender, the Secondary Lender and the Agent;

(b)	duly certified resolutions of the Board of Directors of the Borrower (in form and substance reasonably acceptable to the Agent) authorizing the execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement and the Fee Letter as amended hereby; and

(c)	such other documents, instruments and agreements as the Agent shall reasonably request.
          4. Representations and Warranties of the Borrower.
4.1.	The Borrower hereby represents and warrants that this Amendment and the Credit Agreement and the Fee Letter as previously executed and as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally).

4.2.	Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all covenants, representations and warranties made in the Credit Agreement and the Fee Letter as amended hereby, and agrees that all such covenants, representations and warranties are true and correct as of the effective date of this Amendment and (ii) certifies that no Default or Event of Default has occurred and is continuing.

                   5. Effect on the Credit Agreement and the Fee Letter.
5.1.	Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference to the Credit Agreement in the Credit Agreement (including any reference therein to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Program Document shall mean and be a reference to the Credit Agreement as amended hereby.
5.2.	Upon the effectiveness of Section 2 hereof, on and after the date hereof, each reference to the Fee Letter in the Fee Letter (including any reference therein to “this Fee Letter,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Program Document shall mean and be a reference to the Fee Letter as amended hereby.
5.3.	Except as specifically amended above, each of the Credit Agreement, the Fee Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and is hereby ratified and confirmed.
5.4.	The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the Lender or the Secondary Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
                   6. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.
                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
                  8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart.
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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HIGHLAND DISTRESSED OPPORTUNITIES, INC., as the Borrower
By:
Name:
Title:

LIBERTY STREET FUNDING LLC, as the Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS NEW YORK AGENCY, as the Secondary Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, ACTING THROUGH ITS NEW YORK AGENCY, as the Agent
By:
Name:
Title:

Signature Page to Amendment No. 1
to Revolving Credit and Security Agreement

Schedule I to Credit Agreement
Certain Borrowing Base Advance Rates
          The Borrowing Base Advance Rate with respect to any Bond Asset or Senior Unsecured Loan Asset shall be determined according to the chart set forth below as the rate corresponding to the lower of the Moody’s Rating and S&P Rating applicable to such Asset; provided, that (a) if such Asset is rated by only S&P, the Borrowing Base Advance Rate with respect thereto shall be (i) if such Asset is rated at least “BBB-” by S&P, the rate set forth below corresponding to the rating one level below the S&P Rating applicable to such Asset, (ii) if such Asset is rated at least “CCC+” and less than “BBB-” by S&P, the rate set forth below corresponding to the rating two levels below the S&P Rating applicable to such Asset and (iii) if such Asset is rated “CCC” or “CCC-” by S&P, 0.0%, (b) if such Asset is rated only by Moody’s, the Borrowing Base Advance Rate with respect thereto shall be (i) if such Asset is rated at least “Baa3” by Moody’s, the rate set forth below corresponding to the rating one level below the Moody’s Rating applicable to such Asset, (ii) if such Asset is rated at least “Caa1” and less than “Baa3” by Moody’s, the rate set forth below corresponding to the rating two levels below the Moody’s Rating applicable to such Asset and (iii) if such Asset is rated “Caa2” or “Caa3” by Moody’s, 0.0% and (c) if such Asset is unrated by both S&P and Moody’s, the Borrowing Base Advance Rate with respect thereto shall be (i) the rate set forth below corresponding to the most recent credit estimate received by the Borrower from S&P with respect to such Asset within the prior twelve months (a copy of which shall be delivered by the Borrower to the Administrative Agent) or (ii) if no such credit estimate has been obtained, 0.0%; provided, further, that the Borrowing Base Advance Rate with respect to any such Asset that constitutes a Distressed Bond Asset or Distressed Loan Asset shall be 0.0%.

S&P Rating	Moody’s Rating	Borrowing Base Advance Rate
AAA	Aaa	69.0%
AA+	Aa1	69.0%
AA	Aa2	69.0%
AA-	Aa3	69.0%
A+	A1	69.0%
A	A2	69.0%
A-	A3	69.0%
BBB+	Baa1	69.0%
BBB	Baa2	69.0%
BBB-	Baa3	69.0%
BB+	Ba1	64.6%
BB	Ba2	64.2%
BB-	Ba3	60.8%
B+	B1	55.9%
B	B2	49.6%
B-	B3	43.5%
CCC+	Caa1	41.9%
CCC	Caa2	32.1%
CCC-	Caa3	19.3%